NEWS RELEASE

NCR to Host Investor Update Call on Tuesday, March 31

ATLANTA-March 31, 2020-NCR Corporation (NYSE: NCR) today announced a conference call will be held on Tuesday, March 31 at 4:30 PM Eastern Time to discuss an update on the current impact of COVID-19.

Participants should plan to access the call 15 minutes prior to the start time to ensure a smooth connection. Details are as follows:

	Dial in Number	Passcode	Time/Date
Conference call	888-378-4398 (Tollfree) 786-789-4775 (Local)	965124	4:30 p.m. Eastern, March 31, 2020

“As NCR closely monitors the impact of the COVID-19 health emergency, our focus has been consistent - take care of our employees, take care of our customers, and take care of our company,” said Michael Hayford, President and Chief Executive Officer. “While there is tremendous uncertainty regarding how long this crisis will last, we are taking proactive steps to come out in a stronger competitive position. We are confident that NCR has the expertise and the resources to weather this crisis.”

Given this rapidly evolving environment, the Company’s outlook for 2020 previously provided on February 11, 2020 is withdrawn, and investors should no longer rely upon this guidance.

The live conference call and related presentation materials will also be available at http://investor.ncr.com/. The conference call will be archived and available at the same site shortly after the conference call is complete.

About NCR Corporation
NCR Corporation (NYSE: NCR) is a leading software- and services-led enterprise provider in the financial, retail and hospitality industries. NCR is headquartered in Atlanta, Ga., with 36,000 employees globally. NCR is a trademark of NCR Corporation in the United States and other countries.

Website: www.ncr.com
Twitter: @NCRCorporation
Facebook: www.facebook.com/ncrcorp
LinkedIn: www.linkedin.com/company/ncr-corporation
YouTube: www.youtube.com/user/ncrcorporation

Investor Contact                Media Contact
Michael Nelson                Scott Sykes
NCR Corporation                NCR Corporation
678-808-6995                212-589-8428
michael.nelson@ncr.com            scott.sykes@ncr.com

Forward-Looking Statements
This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “plans,” “will,” “anticipates,” “expects,” and “intends,” or similar expressions, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in this press release include, without limitation, statements regarding the expected impact of the COVID-19 global pandemic on NCR’s competitive position; NCR’s expected expertise and resources relating to the impact of the global pandemic; and NCR’s previously issued 2020 guidance that is now withdrawn. These forward-looking statements are based on our current expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and therefore, we cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, the impact of the COVID-19 global pandemic on NCR’s workforce, operations and financial results including the impact on our customers’ businesses; the impact of the March 2020 tornados in the greater Nashville area on an NCR Global Fulfillment Center in Mt. Juliet, Tennessee operated by a third party; the sufficiency and effectiveness of NCR’s or its third-party logistics partner’s business continuity plans; the adequacy of NCR’s property damage and business interruption insurance coverage and NCR’s ability to recover under the applicable policies; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8- K. Any forward-looking statement speaks only as of the date on which it is made. NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.